UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 30, 2025

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BioCryst Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	000-23186	62-1413174
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4505 Emperor Blvd., Suite 200

Durham, North Carolina 27703

(Address of Principal Executive Offices) (Zip Code)

(919) 859-1302

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BCRX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 30, 2025, the Board of Directors (the “Board”) of BioCryst Pharmaceuticals, Inc. (the “Company”) approved an increase in the size of the Board from ten to eleven directors and elected Steven Frank to fill the vacancy created by the enlargement of the Board, effective May 2, 2025 (the “Effective Date”). Mr. Frank’s initial term will expire at the Company’s annual meeting of stockholders in 2027.

Pursuant to the Company’s Stock Incentive Plan and in accordance with the Company’s amended and restated director compensation policy, Mr. Frank will receive an initial equity grant equal to $500,000 upon joining the Board, prorated based on the Effective Date of his appointment relative to the Company’s annual meeting of stockholders on June 12, 2025 (the “2025 Annual Meeting”) and payable 60% in stock options and 40% in restricted stock units. He will also receive compensation consistent with the Company’s amended and restated director compensation policy as described in the Company’s proxy statement for its 2025 Annual Meeting.

Mr. Frank has no direct or indirect interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K and there are no arrangements or understandings pursuant to which he was selected as a director. He will not initially serve on any committees of the Board.

On May 1, 2025, the Company issued a press release announcing the addition of Mr. Frank to the Board. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated May 1, 2025 entitled “BioCryst Appoints Steve Frank to Board of Directors”
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioCryst Pharmaceuticals, Inc.

Date: May 1, 2025	By:	/s/ Alane Barnes
Alane Barnes
Chief Legal Officer